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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2003




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

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


        Delaware                            1-8597                        94-2657368
(State or other jurisdiction        (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)

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       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                             (925) 460-3600
             (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

The Unaudited Pro Forma Consolidated Condensed Statement of Income of The Cooper Companies, Inc. and subsidiaries (the "Company") for the year ended October 31, 2002 filed as an exhibit hereto relates to the Company's previously reported acquisition of the Eye Care Division of Biocompatibles International, plc., which was the subject of the Company's Current Reports on Form 8-K filed with the Commission on March 13, 2002 and April 29, 2002.

On June 19, 2003, the Company announced its intention to offer in a private placement $100 million aggregate principal amount of unsecured senior convertible debentures due 2023 (the "Debentures"). The offering of the Debentures will not be registered under the Securities Act of 1933, as amended, and the Debentures may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. A copy of the press release regarding this event is being filed as an exhibit to this report. Nothing in this report shall be deemed to constitute an offer to sell or the solicitation of an offer to buy any securities.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.

Exhibit
  No.             Description
-------           -----------
99                Unaudited Pro Forma Consolidated Condensed Statement of Income

99.1              Press Release dated June 19, 2003










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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE COOPER COMPANIES, INC.




                                       By    /s/ Stephen C. Whiteford
                                          --------------------------------
                                            Stephen C. Whiteford
                                            Vice President and
                                            Corporate Controller
                                            (Principal Accounting Officer)

Dated:  June 20, 2003






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                                  EXHIBIT INDEX


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Exhibit                                                                                 Sequentially
  No.             Description                                                           Numbered Page
-------           -----------                                                           -------------

99                Unaudited Pro Forma Consolidated Condensed Statement of Income

99.1              Press Release dated June 19, 2003

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                           STATEMENT OF DIFFERENCES

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